WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2020

Effective September 14, 2020, the information below replaces similar disclosure in the Prospectus under “William Blair Small Cap Growth Fund – Summary – Management.”

Portfolio Manager(s). Michael P. Balkin, a Partner of the Adviser, Ward D. Sexton, a Partner of the Adviser, and Mark C. Thompson, a Partner of the Adviser, co-manage the Fund. Mr. Balkin co-managed the Fund from its inception in 1999 until 2005 and has co-managed the Fund since 2008. Mr. Sexton has co-managed the Fund since 2016. Mr. Thompson has co-managed the Fund since 2020.

Mr. Balkin has indicated his intention to depart the firm by December 31, 2020 at which time he will no longer be a portfolio manager of the Fund.

Effective September 14, 2020, the information below supplements similar disclosure in the Prospectus under “Management of the Funds – Portfolio Management.”

Mark C. Thompson, a Partner of William Blair Investment Management, LLC, has co-managed the Small Cap Growth Fund since 2020. Previously, he was a research analyst and an associate portfolio manager on William Blair’s Small Cap Growth strategy. In Mr. Thompson’s research role, he focused on U.S. small-cap stocks across sectors. Before joining the firm as a research analyst in 2006, he was a research generalist at Kidron Capital for three years. Before that, he was a research analyst covering healthcare at American Express for two years. He has the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Chicago. Education: B.B.A., Finance (with an emphasis on accounting) and M.B.A. (with an emphasis on finance), University of Iowa.

Dated: September 14, 2020

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.